                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Dwayne O. Andreas
                                        ----------------------------------------
                                        Dwayne O. Andreas

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as Chief Financial Officer of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a Chief Financial Officer of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Jerome H. Bailey
                                        ----------------------------------------
                                        Jerome H. Bailey

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 10th day of September, 1996.

                                        /s/ Warren E. Buffett
                                        ----------------------------------------
                                        Warren E. Buffett

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as Chairman and Chief Executive Officer and a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Chairman and Chief Executive Officer and a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Robert E. Denham
                                        ----------------------------------------
                                        Robert E. Denham

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Claire M. Fagin
                                        ----------------------------------------
                                        Claire M. Fagin

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ John L. Haseltine
                                        ----------------------------------------
                                        John L. Haseltine

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Gedale B. Horowitz
                                        ----------------------------------------
                                        Gedale B. Horowitz

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Deryck C. Maughan
                                        ----------------------------------------
                                        Deryck C. Maughan

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ David O. Maxwell
                                        ----------------------------------------
                                        David O. Maxwell

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ William F. May
                                        ----------------------------------------
                                        William F. May

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 11th day of September, 1996.

                                        /s/ Charles T. Munger
                                        ----------------------------------------
                                        Charles T. Munger

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Shigeru Myojin
                                        ----------------------------------------
                                        Shigeru Myojin

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Louis A. Simpson
                                        ----------------------------------------
                                        Louis A. Simpson

                               POWER OF ATTORNEY

        WHEREAS, Salomon Inc, in connection with Berkshire Hathaway Inc.'s ("Berkshire") possible public issuance from time to time of exchangeable debt securities, proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933 (the "Act"), a Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) to register the offer and sale from time to time of common stock owned by Berkshire or its affiliates or to be received by Berkshire or its affiliates upon conversion of Salomon Inc's Series A Cumulative Convertible Preferred Stock owned by Berkshire or its affiliates, which common stock will be deliverable by Berkshire, in exchange for such exchangeable debt securities, at their maturity, upon their redemption or otherwise;

        NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint Richard J. Carbone and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement (including a further registration statement pursuant to Rule 462(b) under the Act) and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

        IN WITNESS WHEREOF, I have executed this instrument this 4th day of September, 1996.

                                        /s/ Robert G. Zeller
                                        ----------------------------------------
                                        Robert G. Zeller